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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 2001


                             VENUS EXPLORATION, INC.
               (Exact name of registrant specified in its charter)


                                    Delaware
                            (State of incorporation)


              0-14334                                 13-3299127
      (Commission File Number)             (IRS Employer Identification No.)


                               1250 N.E. LOOP 410
                                    SUITE 810
                            SAN ANTONIO, TEXAS 78209
              (Address of Registrant's principal executive offices)




       Registrant's telephone number, including area code: (210) 930-4900



                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

               THE FOLLOWING STATEMENTS WERE RELEASED TO THE PRESS
                              ON NOVEMBER 19, 2001:


          VENUS EXPLORATION RECEIVES NASDAQ LETTER GRANTING CONTINUANCE
            OF LISTING ON THE NASDAQ SMALLCAP MARKET VIA AN EXCEPTION

SAN ANTONIO, TX, NOVEMBER 19, 2001: Venus Exploration, Inc. (Nasdaq: VENX) (the "Company") announced today that its common stock will continue to be listed on The Nasdaq SmallCap Market via an exception from the net tangible assets/shareholders' equity/market capitalization/net income requirement.

While the Company failed to meet this requirement as of May 29, 2001, the Company was granted a temporary exception from this standard, subject to the Company's meeting certain conditions. The exception will expire on December 31, 2001. In the event the Company is deemed to have met the terms of the exception, including achieving compliance with all of the Nasdaq SmallCap Market listing standards, it shall continue to be listed on The Nasdaq SmallCap Market. The Company believes that it can meet these conditions, however, there can be no assurance that it will do so. If at some future date the Company's securities should cease to be listed on The Nasdaq SmallCap Market, they may continue to be listed on the OTC Bulletin Board. For the duration of the exception, the Company's Nasdaq symbol will be "VENXC."

About Venus

San Antonio-based Venus Exploration, Inc. is engaged in the application of advanced geoscience technologies for the purpose of increasing shareholder value through the discovery of oil and natural gas reservoirs in the United States. Venus is focused in the Expanded Yegua Trend of the Upper Texas and Louisiana Gulf Coast and the Cotton Valley Trend of East Texas and Western Louisiana. Natural gas presently constitutes 47 percent of the Company's 2000 year-end proved reserves of 10.8 Bcfe.

Forward-Looking Statement

This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are identified by language that speaks of future events (for example, words such as "may," "could," "believe," "expect," "intend," "anticipate," "estimate," "continue," "target," "projected," "future," "will," "seek" and "plan"). The forward-looking statements address such matters as exploratory and development drilling plans and schedules, capital expenditures, availability of capital resources, financial projections, financing assumptions and other statements that are not historical facts. Although statements involving those matters are based on information available at the time this news release was prepared, and although Venus believes that its statements are based on reasonable assumptions, it can give no assurance that its goals will be achieved or that the level of production or financial return expected can be



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achieved. Some of the important factors that could cause actual results to differ materially from those predicted in the forward-looking statements include
(i) state and federal regulatory developments and statutory changes, (ii) the timing and extent of changes in commodity prices and markets, (iii) the timing and extent of success in acquiring leasehold interests and in discovering, developing or acquiring oil and gas reserves, (iv) the conditions of the capital, debt and equity markets during the periods covered by the forward-looking statements, (v) reliance on estimates of reserves, (vi) drilling results, (vii) the Company's success in raising additional capital to fund its operations and to fund the execution of its strategy, (viii) the Company's success in the renewal, extension and replacement of debt and/or credit facilities and (ix) other matters beyond the control of the Company; e.g., the risk factors outlined in the Company's Form 10Q for the quarter ended June 30, 2001 and Form 10K for the year ended Dec. 31, 2000.

CONTACT:  Venus Exploration, Inc., San Antonio
          John Y. Ames, 210/930-4900, ext. 1104
          www.venusexploration.com



ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

a. Financial Statement of Business Acquired

   None.

b. Pro Forma Financial Information

   None.

c. Exhibits

   None.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 21, 2001              VENUS EXPLORATION, INC.


                                     BY: /s/ P. MARK STARK
                                         ---------------------------------------
                                        P. Mark Stark
                                        Chief Financial Officer